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                                                                                                                       EXHIBIT 7.(b)

[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

Proposed Insured: Mr. SE2-NY 6 Simple Avg              Death Benefit Option = Level                    Presented By:
Male, Age 45                                           Total Initial Face Amount = 451,940
Select Nonsmoker                                       Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                     Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                     Assuming Hypothetical Gross    Assuming Hypothetical Gross          Assuming Hypothetical Gross
                                     Annual Investment Return of    Annual Investment Return of          Annual Investment Return of
                                          6.00% (5.00% Net)              0.00% (-0.94% Net)                   6.00% (5.00% Net)
                                    ------------------------------------------------------------------------------------------------
                              [Net
                             Loans                 Net        Net                Net          Net                    Net         Net
     Planned   Premiums  and With-   Accum'd    Surr'r      Death   Accum'd   Surr'r        Death     Accum'd     Surr'r       Death
      Annual    Plus 5%    drawals     Value     Value    Benefit     Value    Value      Benefit       Value      Value     Benefit
 Yr  Premium   Interest     (BOY)]     (EOY)     (EOY)      (EOY)     (EOY)    (EOY)        (EOY)       (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1   10,000    10,500        0        7,417     1,701    451,940     6,936    1,221      451,940       7,417      1,701     451,940
  2   10,000    21,525        0       15,076     9,361    451,940    13,686    7,971      451,940      15,076      9,361     451,940
  3   10,000    33,101        0       23,074    17,359    451,940    20,332   14,617      451,940      23,074     17,359     451,940
  4   10,000    45,256        0       31,436    25,721    451,940    26,873   21,158      451,940      31,436     25,721     451,940
  5   10,000    58,019        0       40,185    34,470    451,940    33,321   27,606      451,940      40,185     34,470     451,940
  6   10,000    71,420        0       49,343    44,317    451,940    38,523   33,497      451,940      48,174     43,148     451,940
  7   10,000    85,491        0       58,929    55,160    451,940    43,452   39,683      451,940      56,348     52,579     451,940
  8   10,000   100,266        0       68,967    66,455    451,940    48,089   45,577      451,940      64,701     62,188     451,940
  9   10,000   115,779        0       79,480    78,224    451,940    52,405   51,149      451,940      73,218     71,961     451,940
 10   10,000   132,068        0       90,494    90,494    451,940    56,368   56,368      451,940      81,882     81,882     451,940

 15   10,000   226,575        0      160,138   160,138    451,940    74,791   74,791      451,940     133,428    133,428     451,940
 20   10,000   347,193        0      248,733   248,733    451,940    80,631   80,631      451,940     191,933    191,933     451,940
 25   10,000   501,135        0      362,048   362,048    451,940    64,920   64,920      451,940     259,056    259,056     451,940
 30   10,000   697,608        0      509,863   509,863    545,553     8,316    8,316      451,940     342,609    342,609     451,940
 35   10,000   948,363        0      698,429   698,429    733,350        ##       ##           ##     466,424    466,424     489,745

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates.  Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                                           Important Information About Your Illustration

------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract.  Although the information contained in this illustration is based
ILLUSTRATION,         on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be
NOT A CONTRACT        obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of NY.

ILLUSTRATED                                       Death Benefit Option
BENEFITS:                                         --------------------
                                           Start           End           Option
                                              1             35           Level

                                                  Base Policy Face Amount
                                                  -----------------------
                                           Start           End           Amount
                                              1             35          451,940

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due.  If a payment is received without being
PAYMENTS              designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS

                                                    Hypothetical Gross Earnings Rate
                                                    --------------------------------
                                                Start        End        Gross        Net
                                                    1         35        6.00%      5.00%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                               Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                       Flexible Premium Variable Universal Life Insurance Policy
                                                                                           Form #P98-52-NY - For Presentation in NY
                       The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                       The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT            This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION             variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender
                       Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85%
                       of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                                       Portfolio                  Investment      Operating
                                                                Advisory Fee       Expenses
                                       Aggressive Equity               0.80%          0.07%
                                       Aggressive Growth               1.00%          0.10%
                                       Blue Chip                       0.95%          0.05%
                                       Capital Opportunities           0.80%          0.11%
                                       Diversified Research            0.90%          0.04%
                                       Emerging Markets                1.10%          0.21%
                                       Equity                          0.65%          0.05%
                                       Equity Income                   0.95%          0.10%
                                       Equity Index                    0.25%          0.04%
                                       Financial Services              1.10%          0.10%
                                       Focused 30                      0.95%          0.10%
                                       Global Growth                   1.10%          0.66%
                                       Growth LT                       0.75%          0.04%
                                       Health Sciences                 1.10%          0.10%
                                       High Yield Bond                 0.60%          0.03%
                                       I-Net Tollkeeper                1.40%          0.07%
                                       Inflation Managed               0.60%          0.06%
                                       International Large-Cap         1.05%          0.09%
                                       International Value             0.85%          0.08%
                                       Large-Cap Core                  0.65%          0.04%
                                       Large-Cap Value                 0.85%          0.03%
                                       Managed Bond                    0.60%          0.04%
                                       Mid-Cap Growth                  0.90%          0.10%
                                       Mid-Cap Value                   0.85%          0.04%
                                       Money Market                    0.33%          0.03%
                                       Multi-Strategy                  0.65%          0.04%
                                       Real Estate                     1.10%          0.05%
                                       Research                        1.00%          0.10%
                                       Small-Cap Equity                0.65%          0.04%
                                       Small-Cap Index                 0.50%          0.07%
                                       Strategic Value                 0.95%          0.10%
                                       Technology                      1.10%          0.10%
                                       Telecommunications              1.10%          0.11%


                    The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity
                    Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                    Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                    Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.94% and
                        5.00% respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account
OPTION(S)               and Fixed LT Account.  At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed
                        LT Account is 3.00% in the first 10 policy years and 3.30% thereafter. The current rate is set at Pacific
                        Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.
                        .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year.  You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months.  We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.  After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the
                           Fixed LT Account in any 12-month period.
                        .  Fixed Account:      Transfers out of the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.
                        .  Fixed LT Account:    Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                        Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA  92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
DEDUCTIONS AND          A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES                 charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases.  Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month.  For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.55% in arrears. Interest is credited to the portion of the Accumulated Value securing the policy loan at an effective annual rate of 3.00% for the first ten policy years and 3.30% thereafter. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or a loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                        The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE                                            Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                     Flexible Premium Variable Universal Life Insurance Policy
                                                                                        Form #P98-52-NY - For Presentation in NY
COLUMN                  Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value               amounts set aside in the Loan Account, including any accrued earned interest, as of the
KEY TERMS                                   end of the policy year.

                        Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY                 Beginning of year.

                        Cash                The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                        Surrender           year.
                        Value (EOY)

                        Cum. Premium        The illustrated premiums paid each year accumulated at a hypothetical rate of return of
                        Plus 5%             5%.

                        "Current Policy     Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges" columns

                        EOY                 End of year.

                        Estimated           Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Tax on              partial withdrawal.
                        Disbursements

                        Face Amount         The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                        Fixed Account       An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                        Fixed LT            An account that is part of Pacific Life & Annuity's general account to which all or a
                        Account             portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                        "Guaranteed         Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"     assumed hypothetical gross earnings rate.
                        columns

                        Material Change     IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan     The loan amount taken in cash from a policy.  This does not include loans taken to
                        (BOY)               pay loan interest.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                        Net Cash            Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death           The amount payable upon the insured's death.  The death benefit proceeds are always
                        Benefit (EOY)       reduced by any outstanding loan balance and increased by any applicable rider benefits.

                        Partial             A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated
                        Withdrawal          partial withdrawals are based on current policy charges and hypothetical gross earnings
                        (BOY)               rate assumptions and may not be available if actual experience is different from the assumptions.

                        Premium Outlay      Annualized premiums that are the sum of the periodic payments you plan to make each year.

                        Variable            A separate account of Pacific Life & Annuity or a subaccount of such a separate
                        Investment          account, which is used only to support the variable death benefits and policy values
                        Options             of variable life insurance policies, and the assets of which are segregated from
                                            Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION         Although the information in this illustration is based on our understanding of the Internal Revenue Code
                        (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                        The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                      Assumed Income Tax Rate

                                                 Start          End            Rate
                                                  1             35            31.00%

                        Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                        Guideline Premium Test:  A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $108,643.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI

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

[LOGO OF PACIFIC LIFE                                           Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                    Flexible Premium Variable Universal Life Insurance Policy
                                                                                       Form #P98-52-NY - For Presentation in NY
                        Withdrawals/Loans:  Interest credited to the accumulated value of a life insurance policy is generally tax-
                        deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                        7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values.  This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s)
                        included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit.  This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts:  As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay
                        Premium limit on the policy being illustrated here is $24,856.96.

                        Generally, once a policy is a MEC, it is always a MEC.  However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                        Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                        If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                        Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS
                        POLICY WOULD NOT BECOME A MEC.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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

[LOGO OF PACIFIC LIFE                                           Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                    Flexible Premium Variable Universal Life Insurance Policy
                                                                                       Form #P98-52-NY - For Presentation in NY
PREMIUM LIMITS                    Initial Guideline Single Premium:            $108,643.30
SUMMARY                           Initial Guideline Level Premium:             $ 10,000.00
                                  Initial Seven Pay Premium:                   $ 24,856.96

                        When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK        There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                   receive it.  You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                        Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                           For: Mr. SE2-NY 6 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                            Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                     Flexible Premium Variable Universal Life Insurance Policy
                                                                                        Form #P98-52-NY - For Presentation in NY

Proposed Insured: Mr. SE2-NY 12 Simple Avg             Death Benefit Option = Level                    Presented By:
Male, Age 45                                          Total Initial Face Amount = 451,940
Select Nonsmoker                                      Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                       Current Policy Charges (1)                        Guaranteed Policy Charges (2)
                                       Assuming Hypothetical Gross   Assuming Hypothetical Gross        Assuming Hypothetical Gross
                                       Annual Investment Return of   Annual Investment Return of        Annual Investment Return of
                                           12.00% (10.95% Net)             0.00% (-0.94% Net)               12.00% (10.95% Net)
                                     -----------------------------------------------------------------------------------------------
                               [Net
                              Loans                  Net        Net                 Net        Net                   Net         Net
     Planned  Premiums    and With-   Accum'd     Surr'r      Death    Accum'd   Surr'r      Death     Accum'd    Surr'r       Death
      Annual   Plus 5%      drawals     Value      Value    Benefit      Value    Value    Benefit       Value     Value     Benefit
 Yr  Premium  Interest       (BOY)]     (EOY)      (EOY)      (EOY)      (EOY)    (EOY)      (EOY)       (EOY)     (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
  1   10,000    10,500         0        7,898      2,183    451,940      6,936    1,221    451,940       7,898     2,183     451,940
  2   10,000    21,525         0       16,526     10,811    451,940     13,686    7,971    451,940      16,526    10,811     451,940
  3   10,000    33,101         0       26,052     20,336    451,940     20,332   14,617    451,940      26,052    20,336     451,940
  4   10,000    45,256         0       36,588     30,873    451,940     26,873   21,158    451,940      36,588    30,873     451,940
  5   10,000    58,019         0       48,247     42,532    451,940     33,321   27,606    451,940      48,247    42,532     451,940
  6   10,000    71,420         0       61,154     56,129    451,940     38,523   33,497    451,940      59,978    54,953     451,940
  7   10,000    85,491         0       75,447     71,678    451,940     43,452   39,683    451,940      72,797    69,027     451,940
  8   10,000   100,266         0       91,280     88,767    451,940     48,089   45,577    451,940      86,814    84,301     451,940
  9   10,000   115,779         0      108,824    107,568    451,940     52,405   51,149    451,940     102,154   100,898     451,940
 10   10,000   132,068         0      128,271    128,271    451,940     56,368   56,368    451,940     118,957   118,957     451,940

 15   10,000   226,575         0      270,727    270,727    451,940     74,791   74,791    451,940     240,475   240,475     451,940
 20   10,000   347,193         0      512,657    512,657    625,442     80,631   80,631    451,940     450,145   450,145     549,177
 25   10,000   501,135         0      915,170    915,170  1,061,598     64,920   64,920    451,940     796,714   796,714     924,189
 30   10,000   697,608         0    1,584,944  1,584,944  1,695,890      8,316    8,316    451,940   1,364,624 1,364,624   1,460,148
 35   10,000   948,363         0    2,705,373  2,705,373  2,840,641         ##       ##         ##   2,307,588 2,307,588   2,422,967

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                                           Important Information About Your Illustration
------------------------------------------------------------------------------------------------------------------------------------
THIS IS AN            This is an illustration and not a contract.  Although the information contained in this illustration is based
ILLUSTRATION,         on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be
NOT A CONTRACT        obtained from the applicant's own counsel or other advisor.

                      This illustration is prepared for presentation in the state of NY.

ILLUSTRATED
BENEFITS:
                                                       Death Benefit Option
                                                       --------------------
                                              Start         End              Option
                                                  1          35              Level

                                                      Base Policy Face Amount
                                                      -----------------------
                                              Start         End              Amount
                                                  1          35             451,940

PREMIUM               Illustrated periodic premium payments are assumed to be made one time per year at the beginning of each
FREQUENCY:            premium payment interval.
ANNUAL

TIMING OF             All values assume premiums and loan interest are paid when due. If a payment is received without being
PAYMENTS              designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                 You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS


                                                 Hypothetical Gross Earnings Rate
                                                 --------------------------------
                                               Start     End      Gross         Net
                                                   1      35     12.00%      10.95%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION              variable investment options. The amounts shown for Death Benefits, Accumulated Values and Cash Surrender
                        Values in this illustration reflect an average aggregate investment advisory fee at an annual rate of 0.85%
                        of the average daily net assets of the portfolios. The policy values also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is 0.94%.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                               Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                       Flexible Premium Variable Universal Life Insurance Policy
                                                                                           Form #P98-52-NY - For Presentation in NY

                                                Portfolio                 Investment    Operating
                                                                        Advisory Fee     Expenses
                                                Aggressive Equity               0.80%        0.07%
                                                Aggressive Growth               1.00%        0.10%
                                                Blue Chip                       0.95%        0.05%
                                                Capital Opportunities           0.80%        0.11%
                                                Diversified Research            0.90%        0.04%
                                                Emerging Markets                1.10%        0.21%
                                                Equity                          0.65%        0.05%
                                                Equity Income                   0.95%        0.10%
                                                Equity Index                    0.25%        0.04%
                                                Financial Services              1.10%        0.10%
                                                Focused 30                      0.95%        0.10%
                                                Global Growth                   1.10%        0.66%
                                                Growth LT                       0.75%        0.04%
                                                Health Sciences                 1.10%        0.10%
                                                High Yield Bond                 0.60%        0.03%
                                                I-Net Tollkeeper                1.40%        0.07%
                                                Inflation Managed               0.60%        0.06%
                                                International Large-Cap         1.05%        0.09%
                                                International Value             0.85%        0.08%
                                                Large-Cap Core                  0.65%        0.04%
                                                Large-Cap Value                 0.85%        0.03%
                                                Managed Bond                    0.60%        0.04%
                                                Mid-Cap Growth                  0.90%        0.10%
                                                Mid-Cap Value                   0.85%        0.04%
                                                Money Market                    0.33%        0.03%
                                                Multi-Strategy                  0.65%        0.04%
                                                Real Estate                     1.10%        0.05%
                                                Research                        1.00%        0.10%
                                                Small-Cap Equity                0.65%        0.04%
                                                Small-Cap Index                 0.50%        0.07%
                                                Strategic Value                 0.95%        0.10%
                                                Technology                      1.10%        0.10%
                                                Telecommunications              1.10%        0.11%

                           The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                           Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                           Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                               Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                           Form #P98-52-NY - For Presentation in NY

NET ANNUAL               After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                   investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.94% and
                         10.95% respectively.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT            Net premiums or Accumulated Value may also be allocated to a choice of two fixed options: Fixed Account
OPTION(S)                and Fixed LT Account.  At the beginning of each year, a current rate will be declared and guaranteed for that year. The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed
                         LT Account is 3.00% in the first 10 policy years and 3.30% thereafter. The current rate is set at Pacific
                         Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                         There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                         . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.
                         . You can only make one transfer from each Fixed Account option in any 12-month period,except if you have signed up for the first year transfer program.
                         . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the
                           Fixed LT Account in any 12-month period.
                         . Fixed Account:      Transfers out of the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.
                         . Fixed LT Account:   Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                         There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                         For more information on the Fixed Account Option(s), please consult the product prospectus.

                         This illustration does not reflect allocations to either fixed account.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                               Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                      Flexible Premium Variable Universal Life Insurance  Policy
                                                                                           Form #P98-52-NY - For Presentation in NY

DEDUCTIONS AND        A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES               charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                      The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL         Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS           available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                      This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                      3.55% in arrears. Interest is credited to the portion of the Accumulated Value securing the policy loan at an effective annual rate of 3.00% for the first ten policy years and 3.30% thereafter. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or a loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                      The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                      A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

FUTURE ACTION         If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER           Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

COLUMN                Accumulated      The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND       Value            amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                              of the policy year.

                      Age (BOY)        The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                      BOY              Beginning of year.

                      Cash             The Accumulated Value minus any applicable Surrender Charge as of the end of the policy year.
                      Surrender
                      Value (EOY)

                      Cum. Premium     The illustrated premiums paid each year accumulated at a hypothetical rate of return of 5%.
                      Plus 5%

                      "Current         Reflect current policy charges at the hypothetical gross earnings rate(s).
                      Policy
                      Charges"
                      columns

                      EOY              End of year.

                      Estimated        Estimated dollar amount of any tax that may be due as a result of a policy loan or partial
                      Tax on           withdrawal.
                      Disbursements

                      Face Amount      The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                      Fixed Account    An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      Fixed LT         An account that is part of Pacific Life & Annuity's general account to which all or a portion
                      Account          of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      "Guaranteed      Reflect maximum policy charges at 0% hypothetical gross investment return and at an assumed
                      Policy Charges"  hypothetical gross earnings rate.
                      columns

                      Material Change  IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the
                                       7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.
                                       In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                      Net Annual Loan  The loan amount taken in cash from a policy.  This does not include loans taken to pay
                      (BOY)            loan interest.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE
  & ANNUITY COMPANY]

                                                                     Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #P98-52-NY- For Presentation in NY
                       Net Cash               Cash Surrender Value after deducting any outstanding loan amount.
                       Surrender Value

                       Net Death              The amount payable upon the insured's death.  The death benefit proceeds are always
                       Benefit (EOY)          reduced by any outstanding loan balance and increased by any applicable rider benefits.

                       Partial                A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated
                       Withdrawal             partial withdrawals are based on current policy charges and hypothetical gross
                       (BOY)                  earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                       Premium Outlay         Annualized premiums that are the sum of the periodic payments you plan to make each year.

                       Variable               A separate account of Pacific Life & Annuity or a subaccount of such a separate
                       Investment             account, which is used only to support the variable death benefits and policy
                       Options                values of variable life insurance policies, and the assets of which are segregated from Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                    Assumed Income Tax Rate
                                                    -----------------------
                                           Start              End              Rate
                                              1                35            31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $108,643.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE
& ANNUITY COMPANY]
                                                                     Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                     Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                     deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec. 7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                     If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                     If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                     Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $24,856.96.

                     Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a
                     Material Change then the 'measuring year' will run between anniversaries of the Material Change date instead.
                     Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                     Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                     If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                     Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                     WOULD NOT BECOME A MEC.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE
& ANNUITY COMPANY]
                                                                     Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
PREMIUM LIMITS                  Initial Guideline Single Premium:            $108,643.30
SUMMARY                         Initial  Guideline Level Premium:             $10,000.00
                                Initial Seven Pay Premium:                    $24,856.96

                       When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK       There is a free look right in the policy, which provides that you may return it within 10 days after
RIGHT                  you receive it. You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                       Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                          For: Mr. SE2-NY 12 Simple Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY


Proposed Insured: Mr. SE2-NY 6 Weighted Avg              Death Benefit Option = Level                    Presented By:
Male, Age 45                                             Total Initial Face Amount = 451,940
Select Nonsmoker                                         Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                        Current Policy Charges (1)                      Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross    Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of    Annual Investment Return of
                                             6.00% (5.25% Net)               0.00% (-0.71% Net)             6.00% (5.25% Net)
                                       ---------------------------------------------------------------------------------------------
                                 [Net
                                Loans                  Net        Net               Net       Net                    Net         Net
       Planned    Premiums  and With-   Accum'd     Surr'r      Death  Accum'd   Surr'r     Death    Accum'd      Surr'r       Death
        Annual     Plus 5%    drawals     Value      Value    Benefit    Value    Value   Benefit      Value       Value     Benefit
Yr     Premium    Interest     (BOY)]     (EOY)      (EOY)      (EOY)    (EOY)    (EOY)     (EOY)      (EOY)       (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1      10,000      10,500       0        7,436      1,721    451,940    6,955    1,240   451,940      7,436       1,721     451,940
 2      10,000      21,525       0       15,135      9,419    451,940   13,739    8,023   451,940     15,135       9,419     451,940
 3      10,000      33,101       0       23,191     17,476    451,940   20,434   14,719   451,940     23,191      17,476     451,940
 4      10,000      45,256       0       31,635     25,920    451,940   27,039   21,324   451,940     31,635      25,920     451,940
 5      10,000      58,019       0       40,491     34,776    451,940   33,567   27,851   451,940     40,491      34,776     451,940
 6      10,000      71,420       0       49,782     44,757    451,940   38,861   33,835   451,940     48,613      43,587     451,940
 7      10,000      85,491       0       59,532     55,763    451,940   43,895   40,125   451,940     56,947      53,178     451,940
 8      10,000     100,266       0       69,765     67,252    451,940   48,647   46,134   451,940     65,489      62,977     451,940
 9      10,000     115,779       0       80,508     79,251    451,940   53,088   51,832   451,940     74,227      72,971     451,940
10      10,000     132,068       0       91,789     91,789    451,940   57,187   57,187   451,940     83,147      83,147     451,940

15      10,000     226,575       0      163,539    163,539    451,940   76,464   76,464   451,940    136,670     136,670     451,940
20      10,000     347,193       0      256,005    256,005    451,940   83,405   83,405   451,940    198,835     198,835     451,940
25      10,000     501,135       0      376,023    376,023    451,940   69,019   69,019   451,940    272,699     272,699     451,940
30      10,000     697,608       0      533,657    533,657    571,013   13,955   13,955   451,940    369,640     369,640     451,940
35      10,000     948,363       0      736,812    736,812    773,652       ##       ##        ##    514,516     514,516     540,241

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
  & ANNUITY COMPANY]                                                       Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                                           Important Information About Your Illustration
----------------------------------------------------------------------------------------------------------------------------
THIS IS AN              This is an illustration and not a contract.  Although the information contained in this illustration
ILLUSTRATION,           is based on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such
NOT A CONTRACT          advice should be obtained from the applicant's own counsel or other advisor.

                        This illustration is prepared for presentation in the state of NY.

ILLUSTRATED                                                Death Benefit Option
BENEFITS:                                                  --------------------
                                           Start                  End              Option
                                            1                      35              Level

                                                         Base Policy Face Amount
                                                         -----------------------
                                           Start                  End              Amount
                                            1                      35             451,940

PREMIUM                 Illustrated periodic premium payments are assumed to be made one time per year at the beginning of
FREQUENCY:              each premium payment interval.
ANNUAL



TIMING OF               All values assume premiums and loan interest are paid when due.  If a payment is received without
PAYMENTS                being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                   You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS
                                                           Hypothetical Gross Earnings Rate
                                                           --------------------------------

                                                  Start          End          Gross           Net
                                                   1             35           6.00%         5.25%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                        The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results.  The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed.  Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options.  No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                        The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes.  A portfolio's foreign investment may be subject to foreign taxes.  Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT             This illustration assumes that all net premiums (after deduction of premium load) have been allocated to
ALLOCATION              the variable investment options.  You have requested that this illustration reflect your selection of investment options.  The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender
                        Values in this illustration reflect your selection of investment options and the underlying portfolios'
                        annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                             Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                      Flexible Premium Variable Universal Life Insurance Policy
                                                                                         Form #P98-52-NY - For Presentation in NY


                                                                          Investment
                                            Portfolio                       Advisory     Operating
                                                                                 Fee      Expenses
                                            Aggressive Equity                  0.80%         0.07%
                                            Aggressive Growth                  1.00%         0.10%
                                            Blue Chip                          0.95%         0.05%
                                            Capital Opportunities              0.80%         0.11%
                                            Diversified Research               0.90%         0.04%
                                            Emerging Markets                   1.10%         0.21%
                                            Equity                             0.65%         0.05%
                                            Equity Income                      0.95%         0.10%
                                            Equity Index                       0.25%         0.04%
                                            Financial Services                 1.10%         0.10%
                                            Focused 30                         0.95%         0.10%
                                            Global Growth                      1.10%         0.66%
                                            Growth LT                          0.75%         0.04%
                                            Health Sciences                    1.10%         0.10%
                                            High Yield Bond                    0.60%         0.03%
                                            I-Net Tollkeeper                   1.40%         0.07%
                                            Inflation Managed                  0.60%         0.06%
                                            International Large-Cap            1.05%         0.09%
                                            International Value                0.85%         0.08%
                                            Large-Cap Core                     0.65%         0.04%
                                            Large-Cap Value                    0.85%         0.03%
                                            Managed Bond                       0.60%         0.04%
                                            Mid-Cap Growth                     0.90%         0.10%
                                            Mid-Cap Value                      0.85%         0.04%
                                            Money Market                       0.33%         0.03%
                                            Multi-Strategy                     0.65%         0.04%
                                            Real Estate                        1.10%         0.05%
                                            Research                           1.00%         0.10%
                                            Small-Cap Equity                   0.65%         0.04%
                                            Small-Cap Index                    0.50%         0.07%
                                            Strategic Value                    0.95%         0.10%
                                            Technology                         1.10%         0.10%
                                            Telecommunications                 1.10%         0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annualized rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of
                        0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity
                        Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

 Presented by:                                                                                        For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                             Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                     Flexible Premium Variable Universal Life Insurance Policy
                                                                                         Form #P98-52-NY - For Presentation in NY
                        Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                        Please note:  Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                        The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                        2001 reflect an average investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                        0.94% .



NET ANNUAL              After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                  investment returns of 0% and 6.00% correspond to approximate net annual rates of return of -0.71% and
                        5.25% respectively.

                        The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT           Net premiums or Accumulated Value may also be allocated to a choice of two fixed options:  Fixed Account
OPTION(S)               and Fixed LT Account.  At the beginning of each year, a current rate will be declared and guaranteed for that year.  The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and
                        Fixed LT Account is 3.00% in the first 10 policy years and 3.30% thereafter.  The current rate is set at
                        Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate.  Our ability to pay these guarantees is backed by our financial strength as a company.

                        There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                        .  You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                        .  You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                        .  Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year.  You will be permitted to transfer any amount out of the Fixed LT
                           Account at any time during the first twelve policy months.  We reserve the right to discontinue this program at any time.  However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.
                           After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT Account in any 12-month period.

                        .  Fixed Account:   Transfers out of the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                       SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                        Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                Flexible Premium Variable Universal Life Insurance Policy
                                                                                    Form #P98-52-NY - For Presentation in NY
                        .  Fixed LT Account:  Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                        There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of
                        $1,000,000 for all policies of the same owner.

                        For more information on the Fixed Account Option(s), please consult the product prospectus.

                        This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND          A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several
CHARGES                 monthly charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                        The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases.  Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month.  For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL           Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS             available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                        This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                        3.55% in arrears. Interest is credited to the portion of the Accumulated Value securing the policy loan at an effective annual rate of 3.00% for the first ten policy years and 3.30% thereafter. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or a loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                        The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value.
                        The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                        The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                        A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
FUTURE ACTION           If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER             Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                  Accumulated         The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND         Value               amounts set aside in the Loan Account, including any accrued earned interest, as of
KEY TERMS                                   the end of the policy year.

                        Age (BOY)           The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                        BOY                 Beginning of year.

                        Cash Surrender      The Accumulated Value minus any applicable Surrender Charge as of the end of the
                        Value (EOY)         policy year.

                        Cum. Premium        The illustrated premiums paid each year accumulated at a hypothetical rate of return
                        Plus 5%             of 5%.

                        "Current Policy     Reflect current policy charges at the hypothetical gross earnings rate(s).
                        Charges" columns

                        EOY                 End of year.

                        Estimated Tax on    Estimated dollar amount of any tax that may be due as a result of a policy loan or
                        Disbursements       partial withdrawal.

                        Face Amount         The minimum death benefit for so long as the policy remains in force.  The face amount may be increased or decreased under certain circumstances.

                        Fixed Account       An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                        Fixed LT            An account that is part of Pacific Life & Annuity's general account to which all or
                        Account             a portion of the net premiums may be allocated for accumulation at a fixed rate of interest (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                        "Guaranteed         Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                        Policy Charges"     assumed hypothetical gross earnings rate.
                        columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                             Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                      Flexible Premium Variable Universal Life Insurance Policy
                                                                                         Form #P98-52-NY - For Presentation in NY
                        Material Change     IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over.  A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time.  In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                        Net Annual Loan     The loan amount taken in cash from a policy.  This does not include loans taken to
                        (BOY)               pay loan interest.

                        Net Cash            Cash Surrender Value after deducting any outstanding loan amount.
                        Surrender Value

                        Net Death           The amount payable upon the insured's death.  The death benefit proceeds are always
                        Benefit (EOY)       reduced by any outstanding loan balance and increased by any applicable rider benefits.

                        Partial Withdrawal  A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated
                        (BOY)               partial withdrawals are based on current policy charges and hypothetical gross earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                        Premium Outlay      Annualized premiums that are the sum of the periodic payments you plan to make each year.

                        Variable            A separate account of Pacific Life & Annuity or a subaccount of such a separate
                        Investment          account, which is used only to support the variable death benefits and policy values
                        Options             of variable life insurance policies, and the assets of which are segregated from
                                            Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION         Although the information in this illustration is based on our understanding of the Internal Revenue Code
                        (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such advice should be obtained from your own counsel or other tax advisor.

                        The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                      Assumed Income Tax Rate

                                            Start               End                 Rate
                                                1                35               31.00%

                        Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                        Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $108,643.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                        Withdrawals/Loans:  Interest credited to the accumulated value of a life insurance policy is generally tax-deferred and may be taxable at the time of partial withdrawal, surrender or lapse.  Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy.  Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends.  For a life insurance policy that is not a Modified Endowment
                        Contract as defined in IRC Sec. 7702A:  Withdrawals in the first 15 policy years may be taxable under
                        IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies.  Withdrawals and policy loans may reduce policy values and death benefits.

                        If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values.  This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy.  Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                        If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit.  This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                        Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                        taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $24,856.96.

                        Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                        Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                        Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                      Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                      If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                      Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                      WOULD NOT BECOME A MEC.

PREMIUM LIMITS                                Initial Guideline Single Premium:     $108,643.30
SUMMARY                                       Initial Guideline Level Premium:      $ 10,000.00
                                              Initial Seven Pay Premium:            $ 24,856.96

                      When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK      There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                 receive it.  You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                      Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                         For: Mr. SE2-NY 6 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE
 & ANNUITY COMPANY]                                                  Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY


Proposed Insured: Mr. SE2-NY 12 Weighted Avg              Death Benefit Option = Level                      Presented By:
Male, Age 45                                              Total Initial Face Amount = 451,940
Select Nonsmoker                                          Premium Payment Interval = Annual

                                                           Summary Page
------------------------------------------------------------------------------------------------------------------------------------
                                        Current Policy Charges (1)                         Guaranteed Policy Charges (2)
                                        Assuming Hypothetical Gross     Assuming Hypothetical Gross     Assuming Hypothetical Gross
                                        Annual Investment Return of     Annual Investment Return of     Annual Investment Return of
                                            12.00% (11.21% Net)             0.00% (-0.71% Net)              12.00% (11.21% Net)
                                     ----------------------------------------------------------------------------------------------
                              [Net
                             Loans                    Net         Net               Net       Net                    Net         Net
     Planned   Premiums  and With-    Accum'd      Surr'r       Death  Accum'd   Surr'r     Death     Accum'd     Surr'r       Death
      Annual    Plus 5%    drawals      Value       Value     Benefit    Value    Value   Benefit       Value      Value     Benefit
Yr   Premium   Interest     (BOY)]      (EOY)       (EOY)       (EOY)    (EOY)    (EOY)     (EOY)       (EOY)      (EOY)       (EOY)
------------------------------------------------------------------------------------------------------------------------------------
 1    10,000     10,500       0         7,919       2,204     451,940    6,955    1,240   451,940       7,919      2,204     451,940
 2    10,000     21,525       0        16,591      10,875     451,940   13,739    8,023   451,940      16,591     10,875     451,940
 3    10,000     33,101       0        26,186      20,471     451,940   20,434   14,719   451,940      26,186     20,471     451,940
 4    10,000     45,256       0        36,825      31,110     451,940   27,039   21,324   451,940      36,825     31,110     451,940
 5    10,000     58,019       0        48,627      42,911     451,940   33,567   27,851   451,940      48,627     42,911     451,940
 6    10,000     71,420       0        61,721      56,695     451,940   38,861   33,835   451,940      60,545     55,519     451,940
 7    10,000     85,491       0        76,256      72,487     451,940   43,895   40,125   451,940      73,603     69,833     451,940
 8    10,000    100,266       0        92,394      89,882     451,940   48,647   46,134   451,940      87,921     85,408     451,940
 9    10,000    115,779       0       110,320     109,064     451,940   53,088   51,832   451,940     103,634    102,377     451,940
10    10,000    132,068       0       130,236     130,236     451,940   57,187   57,187   451,940     120,894    120,894     451,940

15    10,000    226,575       0       277,099     277,099     451,940   76,464   76,464   451,940     246,720    246,720     451,940
20    10,000    347,193       0       529,253     529,253     645,689   83,405   83,405   451,940     466,309    466,309     568,897
25    10,000    501,135       0       953,489     953,489   1,106,047   69,019   69,019   451,940     832,427    832,427     965,615
30    10,000    697,608       0     1,667,629   1,667,629   1,784,363   13,955   13,955   451,940   1,439,330  1,439,330   1,540,083
35    10,000    948,363       0     2,876,108   2,876,108   3,019,913       ##       ##        ##   2,458,573  2,458,573   2,581,501

## - Additional premiums are required to maintain the requested benefits.
All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year. The 'Net Surrender Value'
column is equal to the accumulated value, less any policy debt and less any surrender charges. The 'Net Death Benefit' column is the policy death benefit less any policy debt. The 'Net Loans and Withdrawals' column shown above does not include any loans taken to pay loan interest.

1 - The policy values under the Current Policy Charges heading reflect current policy charges, current cost of insurance rates, current mortality and expense risk charges and the hypothetical gross earnings rate assumption described in the section entitled
Gross Hypothetical Returns. Current policy charges and cost of insurance rates are subject to change. Policy values will vary from those illustrated if actual rates differ from those assumed. Current cost of insurance rates are not dependent upon future improvements in underlying mortality.

2 - The policy values under the Guaranteed Policy Charges heading assume maximum cost of insurance rates. Current cost of insurance rates for the base coverage are guaranteed for the first five years from the date they are issued.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY

                                           Important Information About Your Illustration
----------------------------------------------------------------------------------------------------------------------------
THIS IS AN             This is an illustration and not a contract.  Although the information contained in this illustration
ILLUSTRATION,          is based on certain tax and legal assumptions, it is not intended to be tax or legal advice.  Such
NOT A CONTRACT         advice should be obtained from the applicant's own counsel or other advisor.

                       This illustration is prepared for presentation in the state of NY.

ILLUSTRATED                                                   Death Benefit Option
BENEFITS:                                                     --------------------
                                                    Start            End             Option
                                                        1             35             Level

                                                            Base Policy Face Amount
                                                            -----------------------
                                                   Start             End             Amount
                                                       1              35            451,940

PREMIUM                Illustrated periodic premium payments are assumed to be made one time per year at the beginning of
FREQUENCY:             each premium payment interval.
ANNUAL

TIMING OF              All values assume premiums and loan interest are paid when due.  If a payment is received without
PAYMENTS               being designated as a premium payment or loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                       All values except premiums, loans, loan interest and withdrawals are values at the end of the policy year.

GROSS                  You have selected to have your accumulated value allocated to the variable investment options.
HYPOTHETICAL
RETURNS


                                                         Hypothetical Gross Earnings Rate
                                                         --------------------------------
                                                Start          End           Gross         Net
                                                    1           35          12.00%      11.21%

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
& ANNUITY COMPANY]                                                         Flexible Premium Variable Universal Life Insurance Policy
                                                                                           Form #P98-52-NY - For Presentation in NY
                      The hypothetical rates of return and values shown are illustrative only and should not be deemed as a representation of past or future investment results. The illustrated policy values might not be achieved if actual rates of return, policy charges, premium amount or frequency differ from those assumed. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made to the variable investment options by the policyowner and the experience of those investment options. No representation can be made by Pacific Life & Annuity, the Separate Account, or the underlying Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                      The gross annual earnings rate assumption is after brokerage expenses and any foreign taxes. A portfolio's foreign investment may be subject to foreign taxes. Foreign taxes from interest and dividend income are treated as a deduction from relevant income for accounting purposes rather than an expense.

SUB-ACCOUNT           This illustration assumes that all net premiums (after deduction of premium load) have been allocated to the
ALLOCATION            variable investment options. You have requested that this illustration reflect your selection of investment options. The amounts shown for the Death Benefits, Accumulated Values and Cash Surrender Values in this illustration reflect your selection of investment options and the underlying portfolios' annualized expenses incurred by the portfolios for the periods ending December 31, 2001.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE
  & ANNUITY COMPANY]                                                 Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                             Form #P98-52-NY- For Presentation in NY

                                          Portfolio                  Investment    Operating
                                                                   Advisory Fee     Expenses
                                          Aggressive Equity               0.80%        0.07%
                                          Aggressive Growth               1.00%        0.10%
                                          Blue Chip                       0.95%        0.05%
                                          Capital Opportunities           0.80%        0.11%
                                          Diversified Research            0.90%        0.04%
                                          Emerging Markets                1.10%        0.21%
                                          Equity                          0.65%        0.05%
                                          Equity Income                   0.95%        0.10%
                                          Equity Index                    0.25%        0.04%
                                          Financial Services              1.10%        0.10%
                                          Focused 30                      0.95%        0.10%
                                          Global Growth                   1.10%        0.66%
                                          Growth LT                       0.75%        0.04%
                                          Health Sciences                 1.10%        0.10%
                                          High Yield Bond                 0.60%        0.03%
                                          I-Net Tollkeeper                1.40%        0.07%
                                          Inflation Managed               0.60%        0.06%
                                          International Large-Cap         1.05%        0.09%
                                          International Value             0.85%        0.08%
                                          Large-Cap Core                  0.65%        0.04%
                                          Large-Cap Value                 0.85%        0.03%
                                          Managed Bond                    0.60%        0.04%
                                          Mid-Cap Growth                  0.90%        0.10%
                                          Mid-Cap Value                   0.85%        0.04%
                                          Money Market                    0.33%        0.03%
                                          Multi-Strategy                  0.65%        0.04%
                                          Real Estate                     1.10%        0.05%
                                          Research                        1.00%        0.10%
                                          Small-Cap Equity                0.65%        0.04%
                                          Small-Cap Index                 0.50%        0.07%
                                          Strategic Value                 0.95%        0.10%
                                          Technology                      1.10%        0.10%
                                          Telecommunications              1.10%        0.11%

                        You have selected allocations in the investment options that reflect the annualized expenses of the available underlying portfolios as of December 31, 2001. The average aggregate annualized expenses of the underlying portfolios weighted according to your selection is at an annualized rate of 0.66% of average daily net assets for investment advisory fees and 0.05% for operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) which amounts to a total of
                        0.71%. The investment advisory fees and net operating expenses for the underlying portfolios reflect fees and expenses incurred by the portfolios for the periods ending December 31, 2001. The operating expenses for the Equity Income and Research portfolios are estimated. The advisory fee for the I-Net Tollkeeper portfolio has been adjusted to reflect a fee reduction. The Large-Cap Core portfolio was formerly called the Equity
                        Income portfolio. The Real Estate portfolio was formerly called the REIT portfolio.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                         Although some portfolios may have names or investment objectives that resemble retail mutual funds managed by the portfolio manager, these portfolios will not have the same underlying holdings or performance.

                         Please note: Net Premiums and Policy Accumulated Value may be invested in up to twenty (20) investment options at one time.

                         The average aggregate annualized expenses for all available portfolios for the periods ending December 31,
                         2001 reflect an average investment advisory fee at an annual rate of 0.85% of the average daily net assets of the portfolios. They also reflect average aggregate net operating expenses (after any offset for custodian credits and 12b-1 fee recaptures, and excluding any foreign taxes) at an annual rate of 0.09% of the average daily net assets of the portfolios. The total average aggregate net annualized expenses for the periods ending December 31, 2001 (including investment advisory fees and excluding any foreign taxes) is
                         0.94%.

NET ANNUAL               After deduction of the investment advisory fees and other operating expenses, illustrated gross annual
RETURN                   investment returns of 0% and 12.00% correspond to approximate net annual rates of return of -0.71% and
                         11.21% respectively.

                         The amounts shown for Death Benefits, Accumulated Values and Cash Surrender Values reflect the fact that the net investment return on the variable investment options is lower than the gross return of the assets as a result of the charges levied against the account.

FIXED ACCOUNT            Net premiums or Accumulated choice of two fixed options: Fixed Account and Fixed LT Account.  At the
OPTION(S)                beginning of each year, a current rate will be declared and guaranteed for that year.  The guaranteed minimum annual interest rate on amounts allocated to the Fixed Account and Fixed LT Account is 3.00% in the
                         first 10 policy years and 3.30% thereafter. The current rate is set at Pacific Life & Annuity's discretion and is likely to change from year to year but will never be less than the guaranteed rate. Our ability to pay these guarantees is backed by our financial strength as a company.

                         There are limitations on transferring in and out of the Fixed Account and Fixed LT Account:

                         . You can make transfers from the variable investment options to the fixed options only in the policy month right before each policy anniversary.

                         . You can only make one transfer from each Fixed Account option in any 12-month period, except if you have signed up for the first year transfer program.

                         . Currently, the company has waived the restrictions for transfers from the Fixed LT Account option during the first policy year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time.
                           However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year. After the first policy year, you can only transfer up to the greater of $5,000 or 10% of your policy's accumulated value in the Fixed LT
                           Account in any 12-month period.

                         . Fixed Account:      Transfers out of the Fixed Account in any 12-month period are limited to the greater of $5,000 or 25% of your policy's accumulated value, except for scheduled transfers under the first year transfer program.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
  & ANNUITY COMPANY]                                                       Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                      . Fixed LT Account:  Transfers out of the Fixed LT Account in any 12-month period are limited to the greater of $5,000 or 10% of your policy's accumulated value.

                      There is a limitation on amounts allocated to the Fixed LT Account during any 12-month period of $1,000,000 for all policies of the same owner.

                      For more information on the Fixed Account Option(s), please consult the product prospectus.

                      This illustration does not reflect allocations to either fixed account.

DEDUCTIONS AND        A Premium Load is deducted from each premium payment.  The Accumulated Value is subject to several monthly
CHARGES               charges: cost of insurance charges, administrative charge, mortality and expense risk charge, and deductions for optional insurance benefits, if present.

                      The surrender charge is equal to a specified amount that is determined by the insured's age and risk classification, the death benefit option selected, the policy face amount, and any face increases. Over time, the surrender charge decreases until it reaches zero at the end of the 120th policy month. For more detailed information about the surrender charge, please see the current prospectus.

LOANS/PARTIAL         Any loans or withdrawals illustrated are based on Current Policy Charge Assumptions and might not be
WITHDRAWALS           available under Guaranteed Policy Charge Assumptions. Policy loans and/or Partial Withdrawals may have an adverse effect on the policyowner's Benefits.

                      This illustration shows a policy loan. Interest is charged on policy loans at an effective annual rate of
                      3.55% in arrears. Interest is credited to the portion of the Accumulated Value securing the policy loan at an effective annual rate of 3.00% for the first ten policy years and 3.30% thereafter. All values assume premiums and loan interest are paid when due. If a payment is received without being designated as a premium payment or a loan payment, and there is an outstanding loan, the payment will be applied as a loan payment.

                      The loan is automatically repaid from the Gross Death Benefit at the death of the insured, resulting in the estimated payment to the beneficiary of the Net Death Benefit illustrated. Upon lapse or surrender, the loan is automatically repaid, resulting in the estimated payment to the policyowner of the Net Surrender Value. The automatic repayment of the loan during a lapse or surrender will cause the recognition of taxable income, to the extent that the Net Surrender Value plus the amount of the repaid loan exceeds the policyowner's basis in the policy.

                      The policy will lapse if the Accumulated Value less Policy Debt is insufficient to cover the current monthly deduction for charges on any monthly payment date, and a grace period expires without the policyowner making a sufficient payment. If the policy is insufficiently funded in relation to the income stream from the policy, the policy can lapse prematurely and result in a significant income tax liability to the policyowner in the year in which the lapse occurs.

                      A policyowner should be careful to structure a policy so that the policy will not lapse prematurely under various market conditions or scenarios as a result of withdrawals and/or loans taken from the policy. The policyowner should also request at least annually a revised illustration that reflects current policy values to assure the policy is sufficiently funded to support a desired income stream, if any.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
 & ANNUITY COMPANY]                                                        Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
FUTURE ACTION         If you want to change the premium amount that you are billed, you must request the change in writing.
REQUIRED BY
POLICYOWNER           Policy loans or withdrawals are illustrated. This illustration assumes that a written request is submitted by the policyowner at the start of the policy year indicated to receive the partial withdrawal or loan illustrated, unless the policyowner is eligible for and elects the Automated Income Option (AIO).

COLUMN                Accumulated       The total value of the amounts in the Investment Options for the Policy as well as any
DEFINITIONS AND       Value             amounts set aside in the Loan Account, including any accrued earned interest, as of the end
KEY TERMS                               of the policy year.

                      Age (BOY)         The insured's age as of his or her nearest birthday as of the policy date, increased by the number of complete policy years elapsed.

                      BOY               Beginning of year.

                      Cash Surrender    The Accumulated Value minus any applicable Surrender Charge as of the end of the policy
                      Value (EOY)       year.

                      Cum. Premium      The illustrated premiums paid each year accumulated at a hypothetical rate of
                      Plus 5%           return of 5%.

                      "Current Policy   Reflect current policy charges at the hypothetical gross earnings rate(s).
                      Charges"
                      columns

                      EOY               End of year.

                      Estimated Tax     Estimated dollar amount of any tax that may be due as a result of a policy loan or partial on Disbursements  withdrawal.

                      Face Amount       The minimum death benefit for so long as the policy remains in force. The face amount may be increased or decreased under certain circumstances.

                      Fixed Account     An account that is part of Pacific Life & Annuity's general account to which all or a portion of the net premiums may be allocated for accumulation at a fixed rate of interest
                                        (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      Fixed LT          An account that is part of Pacific Life & Annuity's general account to which all or a
                      Account           portion of the net premiums may be allocated for accumulation at a fixed rate of interest
                                        (which may not be less than 3.0%) declared by Pacific Life & Annuity.

                      "Guaranteed       Reflect maximum policy charges at 0% hypothetical gross investment return and at an
                      Policy Charges"   assumed hypothetical gross earnings rate.
                      columns

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI


[LOGO OF PACIFIC LIFE                                                Pacific Select Exec II - NY - GPT - Life Insurance Illustration
  & ANNUITY COMPANY]                                                       Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
                         Material Change        IRC 7702A describes the 7-Pay Test and also provides that a Material Change will cause the 7-Pay Test period to start over. A Material Change may occur when there is an increase in benefits, depending on the amount of cumulative premiums paid into the policy at that time. In addition, a Material Change will occur if certain policy guarantees change (e.g. a change in rating class).

                         Net Annual Loan        The loan amount taken in cash from a policy.  This does not include loans taken to
                         (BOY)                  pay loan interest.

                         Net Cash               Cash Surrender Value after deducting any outstanding loan amount.
                         Surrender Value

                         Net Death              The amount payable upon the insured's death.  The death benefit proceeds are always
                         Benefit (EOY)          reduced by any outstanding loan balance and increased by any applicable rider benefits.

                         Partial                A partial withdrawal of a portion of the Net Cash Surrender Value.  All illustrated
                         Withdrawal             partial withdrawals are based on current policy charges and hypothetical gross
                         (BOY)                  earnings rate assumptions and may not be available if actual experience is different from the assumptions.

                         Premium Outlay         Annualized premiums that are the sum of the periodic payments you plan to make each year.

                         Variable               A separate account of Pacific Life & Annuity or a subaccount of such a separate
                         Investment             account, which is used only to support the variable death benefits and policy
                         Options                values of variable life insurance policies, and the assets of which are segregated from Pacific Life & Annuity's general account and our other separate accounts.

TAX INFORMATION        Although the information in this illustration is based on our understanding of the Internal Revenue Code
                       (IRC) and on certain tax and legal assumptions, it is not intended to be tax or legal advice. Such advice should be obtained from your own counsel or other tax advisor.

                       The following tax rates have been used to estimate your taxes, if any, due to a policy loan or partial withdrawal:

                                                              Assumed Income Tax Rate
                                                              -----------------------
                                                     Start             End              Rate
                                                         1              35            31.00%

                       Death Proceeds: Death benefit proceeds from a life insurance policy are generally excludable from the beneficiary's gross income for income tax purposes.

                                                SUMMARY PAGE CONTINUED ON NEXT PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE
& ANNUITY COMPANY]
                                                                     Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
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                       Guideline Premium Test: A life insurance policy will qualify as life insurance under IRC Section 7702 if it meets one of two alternative tests. This illustration uses the Guideline Premium Test which requires that the sum of the premiums paid reduced by non-taxable partial withdrawals and non-taxable cash dividends at any time does not exceed the greater of the guideline single premium or the sum of the guideline level premiums at such time, and the death benefit payable under the policy at any time is at least equal to an applicable percentage of the accumulated value (the "cash value corridor test"). For the policy being illustrated here, the Guideline Single Premium at issue is $108,643.30 and the Guideline Level Premium at issue is $10,000.00 per year. Failure to qualify as life insurance will have adverse tax consequences.

                       Withdrawals/Loans: Interest credited to the accumulated value of a life insurance policy is generally tax-
                       deferred and may be taxable at the time of partial withdrawal, surrender or lapse. Assuming the life insurance policy is not a MEC (as described below), partial withdrawals are taxed under the "cost recovery rule" and are generally taxable only to the extent the partial withdrawal exceeds the cost basis of the policy. Basis equals the gross premiums paid less prior non-taxable partial withdrawals and non-taxable cash dividends. For a life insurance policy that is not a Modified Endowment Contract as defined in IRC Sec.
                       7702A: Withdrawals in the first 15 policy years may be taxable under IRC 7702(f)(7)(B); after 15 years, withdrawals up to policy tax basis are not taxable; and policy loans are not taxable provided that the policy remains in force until the insured dies. Withdrawals and policy loans may reduce policy values and death benefits.

                       If a life insurance policy loan is still outstanding when a policy is surrendered or lapses, the loan is automatically repaid from policy values. This will result in taxable income to the extent the cash surrender value plus the amount of the repaid loan exceeds the cost basis of the policy. Any tax estimate(s) included in this illustration does not include an estimate of this tax.

                       If a life insurance policy loan is still outstanding at the time of death, the loan is automatically repaid from the policy's death benefit. This use of the death benefit to repay a policy loan does not cause the recognition of taxable income.

                       Modified Endowment Contracts: As defined in IRC Section 7702A, a modified endowment contract (MEC) is a life insurance policy in which the cumulative premium payments (less non-taxable partial withdrawals and non-
                       taxable cash dividends) since the policy effective date exceeds, at any time during the first seven policy years, the cumulative total of the Seven-Pay Premiums (the 7-pay test). The initial annual Seven-Pay Premium limit on the policy being illustrated here is $24,856.96.

                       Generally, once a policy is a MEC, it is always a MEC. However, if premiums in excess of the Seven-Pay
                       Premium limit are paid, the MEC status can be avoided if such premium payments, plus interest (which is taxable), are returned to the policyowner within 60 days after the end of the 'measuring year' in which the premium payment was made. For this purpose, the 'measuring year' is the same as a policy year, except that, if the policy has a Material Change then the 'measuring year' will run between anniversaries of the Material
                       Change date instead. Note, if a Material Change occurs on a date other than a policy anniversary, the specific timing of the 60-day window may change.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                        SE2NY - GPT - NonGI
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[LOGO OF PACIFIC LIFE
& ANNUITY COMPANY]
                                                                     Pacific Select Exec II - NY - GPT - Life Insurance Illustration
                                                                           Flexible Premium Variable Universal Life Insurance Policy
                                                                                            Form #P98-52-NY - For Presentation in NY
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                       Distributions from a MEC, either a partial withdrawal, a cash dividend, or loan, are taxed to the extent there is a gain in the policy and may be subject to additional penalties. Distributions taken from a policy during the two years prior to the policy becoming a MEC will be treated as taxable under MEC rules in the year the policy becomes a MEC. This illustration does not reflect this taxation process.

                       If there is a "material change" in the terms or benefits of the policy, the 7-pay test will be applied as if this is a new policy at the date of the material change.

                       Based on our understanding of the Internal Revenue Code and the assumptions in this illustration, THIS POLICY
                       WOULD NOT BECOME A MEC.

PREMIUM LIMITS                        Initial Guideline Single Premium:    $108,643.30
SUMMARY                               Initial Guideline Level Premium:      $10,000.00
                                      Initial Seven Pay Premium:            $24,856.96

                       When the death benefit is greater than the face amount due to accumulated value growth, payment of additional premium will be subject to approval.

POLICY FREE LOOK       There is a free look right in the policy, which provides that you may return it within 10 days after you
RIGHT                  receive it. You need only deliver it to Pacific Life & Annuity Company or to the agent who delivered the policy to you. In such case, the policy will be deemed void from the beginning and Pacific Life & Annuity
                       Company will refund the premiums paid. If the policy is issued as a replacement of existing coverage, the free look period is 60 days and Pacific Life & Annuity Company will refund the policy value plus any charges and loads which were deducted.

                                                        END OF SUMMARY PAGE

Presented by:                                                                                        For: Mr. SE2-NY 12 Weighted Avg

                         Pacific Life & Annuity Company, 700 Newport Center Drive, Newport Beach, CA 92660

                                                SE2NY - GPT - NonGI
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